SUPPLEMENT TO THE
FIDELITY(registered trademark) VARIABLE INSURANCE PRODUCTS:
MONEY MARKET PORTFOLIO, HIGH INCOME PORTFOLIO, EQUITY-INCOME
PORTFOLIO, GROWTH PORTFOLIO, OVERSEAS PORTFOLIO, INVESTMENT GRADE BOND PORTFOLIO, ASSET MANAGER SM PORTFOLIO, ASSET MANAGER:
GROWTH(registered trademark) PORTFOLIO, INDEX 500 PORTFOLIO,
CONTRAFUND(registered trademark) PORTFOLIO, BALANCED PORTFOLIO, GROWTH & INCOME PORTFOLIO, GROWTH OPPORTUNITIES PORTFOLIO, AND MID CAP
PORTFOLIO

FUNDS OF VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VARIABLE INSURANCE PRODUCTS FUND III
INITIAL CLASS, SERVICE CLASS, AND SERVICE CLASS 2

STATEMENT OF ADDITIONAL INFORMATION

APRIL 30, 2000

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICER" SECTION BEGINNING ON PAGE 58.

MARIE L. KNOWLES (53), Member of the Advisory Board (2000). Beginning in 1972, Ms. Knowles served in various positions with Atlantic Richfield Company (ARCO) (diversified energy) including Executive Vice President and Chief Financial Officer (1996-2000); Director (1996-1998); and Senior Vice President (1993-1996). In addition, Ms. Knowles served as President of ARCO Transportation Company (1993-1996). She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles also serves as a member of the National Board of the Smithsonian Institution and she is a trustee of the Brookings Institution.

DAVID L. MURPHY (52), is Vice President of VIP Investment Grade Bond
(2000). He serves as Vice President of Fidelity's Taxable Bond Funds
(2000), Group Leader of Fidelity's Taxable Bond Group (2000), and Vice President of FMR (1998). Mr. Murphy joined Fidelity in 1989 as a manager of fixed-income funds.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 58.

DWIGHT D. CHURCHILL (46), is Vice President of VIP Money Market (2000) and VIP Investment Grade Bond. He serves as President of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICER" SECTION BEGINNING ON PAGE 58.

MATTHEW N. KARSTETTER (38), is Deputy Treasurer of VIP Money Market, VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas ,VIP Investment Grade Bond, VIP Asset Manager, VIP Asset Manager: Growth, VIP Index 500, VIP Contrafund, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities (1998) and VIP Mid Cap. He also serves as Deputy Treasurer of other Fidelity funds (1998) and is an employee of FMR
(1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 71.

On behalf of VIP Overseas, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

(small solid bullet) FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

(small solid bullet) FMR pays FIIA a fee equal to 57% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.

Average Group Assets        Annualized Fee Rate

 from $0 - $500 million      0.30%

 $500 million - $1 billion   0.25%

 over $1 billion             0.20%

FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.